FBR Securitization Trust 2005-4
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

	Deal Name		Data
Collateral Characteristics	Pool Balance		$995,151,744.53
	# of Loans	#	5,170
	Avg Prin Balance		$192,485.83
	WAC	%	7.167
	WA Net Rate	%	6.652
	WAM	#
	Seasoning	#	3
	Second Liens	%	6.777
	WA CLTV	%	90.606
	WA FICO	#	642
	Prepay Penalties	%	82.457
Arm Characteristics	WAC (Arms only)%		6.946
	WAM (Arms only)	#
	WA Margin	%	5.981
	WA Initial Cap	%	1.277
	WA Periodic Cap	%	1.000
	WA Cap	%	13.500
	WA Months to Roll	#	21
Loan Type	Fixed	%	5.960
	Balloons	%	6.699
	2/28 Arms	%	84.848
	3/27 Arms	%	2.494
	Other Hybrid Arms	%	0.000
Index	1-Month LIBOR	%	0.000
	6-Month LIBOR	%	100.000
	Other Index	%	0.000
Loan Purpose	Purchase	%	58.451
	Cash-Out Refi	%	39.941
	Rate-Term Refi	%	1.608
	Debt Consolidation	%
Occupancy Status	Owner	%	95.306
	Second Home	%	0.921
	Investor	%	3.773
Property Type	Single Family	%	75.799
	2-4 Family	%	3.939
	PUD	%	11.101
	MH	%	0.000
	Condo	%	9.161
Doc Type	Full Doc	%	39.925
	Stated Doc	%	59.491

	Deal Name		Data
	Limited Doc	%	0.584
	No Doc	%	0.000
MI Data	MI Flag	Y/N	Y
	% of Pool Covered	%	15.299
	Effective LTV	%
FICO Distribution	FICO <460%		0.000
	FICO 460-479%		0.000
	FICO 480-499%		0.000
	FICO 500-519%		2.397
	FICO 520-539%		2.656
	FICO 540-559%		3.036
	FICO 560-579%		5.231
	FICO 580-599%		8.521
	FICO 600-619%		10.761
	FICO 620-639%		15.239
	FICO 640-659%		14.721
	FICO 660-679%		11.865
	FICO 680-699%		8.832
	FICO 700-719%		7.341
	FICO 720-739%		4.633
	FICO 740-759%		2.863
	FICO >760%		1.766

WA DTI			43.144

DTI Distribution	DTI <10.00%		0.095
	DTI 10.00-19.99%		1.230
	DTI 20.00-29.99%		5.036
	DTI 30.00-39.99%		18.955
	DTI 40.00-49.99%		69.471
	DTI 50.00-59.99%		4.702
	DTI 60.00-69.99%		0.000

LTV Distribution	LTV <20%		0.013
	LTV 20.01-30%		0.084
	LTV 30.01-40%		0.291
	LTV 40.01-50%		0.860
	LTV 50.01-60%		1.500
	LTV 60.01-70%		4.851
	LTV 70.01-80%		60.933
	LTV 80.01-90%		20.412
	LTV 90.01-100%		11.055
	LTV >100%		0.000

			Data	Data
Loan Balance Distribution	$0-25,000	# & %	100	0.203
	$25,001-50,000	# & %	348	1.296
	$50,001-75,000	# & %	583	3.692
	$75,001-100,000	# & %	597	5.248
	$100,001-150,000	# & %	801	9.957
	$150,001-200,000	# & %	619	10.903
	$200,001-250,000	# & %	559	12.631
	$250,001-300,000	# & %	504	13.842
	$300,001-350,000	# & %	384	12.509
	$350,001-400,000	# & %	272	10.254
	$400,001-450,000	# & %	189	8.084
	$450,001-500,000	# & %	107	5.092
	$500,001-550,000	# & %	46	2.427
	$550,001-600,000	# & %	30	1.733
	$600,001-650,000	# & %	14	0.886
	$650,001-700,000	# & %	5	0.340
	$700,001-750,000	# & %	7	0.505
	$750,001-800,000	# & %	2	0.159
	$800,001-850,000	# & %	0	0.000
	$850,001-900,000	# & %	1	0.000
	$900,001-950,000	# & %	1	0.092
	$950,001-1,000,000	# & %	1	0.100
	> $1,000,001	# & %	0	0.000

Geographic Distribution	AK	%	0.000
	AL	%	0.000
	AR	%	0.000
	AZ	%	2.451
	CA	%	60.764
	CO	%	1.921
	CT	%	0.240
	DC	%	0.000
	DE	%	0.000
	FL	%	5.930
	GA	%	0.000
	HI	%	1.065
	IA	%	0.000
	ID	%	0.000

		Data	Data
IL	%	9.887
IN	%	0.182
KS	%	0.224
KY	%	0.000
LA	%	0.040
MA	%	0.000
MD	%	0.000
ME	%	0.000
MI	%	0.431
MN	%	2.166
MO	%	1.360
MS	%	0.000
MT	%	0.000
NC	%	0.000
ND	%	0.000
NE	%	0.000
NH	%	0.000
NJ	%	0.000
NM	%	0.028
NV	%	2.274
NY	%	0.000
OH	%	0.000
OK	%	0.486
OR	%	0.581
PA	%	0.000
RI	%	0.000
SC	%	0.013
SD	%	0.000
TN	%	0.055
TX	%	7.858
UT	%	0.948
VA	%	0.000
VT	%	0.000
WA	%	0.697
WI	%	0.400
WV	%	0.000
WY	%	0.000
Please populate column D (&E) with the corresponding pool characteristics in Column B.
- For values in currency format, omit $.
- For values in percentage format, provide data to 3 decimal places and omit %.
- For WAC Net Rate, subtract servicing fee, trustee fee, and initial MI fee.
- For MI Flag, Y or N.
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Balance	# of loans	WAC	WA FICO	WA LTV	Owner Occ %	Cashout Refi%	Full Doc%
$600,000-650,000	14	6.919	634	78.75	92.87	78.68	71.24
$650,001-700,000	5	6.698	653	80.00	100.00	40.14	79.89
$700,001-750,000	7	6.666	677	83.95	100.00	57.46	100.00
$751,001-800,000	2	6.869	615	74.44	100.00	50.46	100.00
$800,001-850,000	—	—	—	—	—	—	—
$850,001-900,000	—	—	—	—	—	—	—
$900,001-950,000	1	6.620	643	85.00	100.00	0.00	100.00
$950,001-1,000,000	1	7.120	622	71.43	100.00	0.00	100.00
>$1,000,000
Please populate appropriate loan characteristics for each loan bucket.
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Percentage by range
Loans without MI
FICOs

		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
	<20	0.00%	0.00%	0.01%	0.00%	0.01%	0.00%	0.00%	0.00%
	20-30	0.00%	0.00%	0.01%	0.02%	0.02%	0.04%	0.00%	0.00%
	30-40	0.00%	0.00%	0.05%	0.10%	0.09%	0.05%	0.00%	0.00%
	40-50	0.00%	0.00%	0.09%	0.38%	0.21%	0.10%	0.07%	0.01%
LTVs	50-60	0.00%	0.00%	0.30%	0.49%	0.43%	0.24%	0.04%	0.00%
	60-70	0.00%	0.02%	0.98%	1.50%	1.63%	0.47%	0.26%	0.00%
	70-80	0.00%	0.02%	3.17%	7.29%	20.13%	18.93%	9.29%	2.10%
	80-90	0.00%	0.00%	0.36%	1.38%	2.37%	1.11%	0.76%	0.06%
	90-100	0.00%	0.00%	0.00%	0.23%	4.22%	3.49%	1.79%	0.40%
	>100	—	—	—	—	—	—	—	—
Loans with MI
FICOs

		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
	<20	—	—	—	—	—	—	—	—
	20-30	—	—	—	—	—	—	—	—
	30-40	—	—	—	—	—	—	—	—
	40-50	—	—	—	—	—	—	—	—
LTVs	50-60	—	—	—	—	—	—	—	—
	60-70	—	—	—	—	—	—	—	—
	70-80	—	—	—	—	—	—	—	—
	80-90	0.00%	0.06%	1.21%	4.30%	4.69%	2.91%	0.97%	0.23%
	90-100	0.00%	0.00%	0.00%	0.30%	0.31%	0.23%	0.07%	0.01%
	>100	—	—	—	—	—	—	—	—
Loan Count
Loans without MI
FICOs

	<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
<20	0	0	1	0	1	0	0	0
20-30	0	0	1	2	2	3	0	0
30-40	0	0	4	7	7	3	0	0
40-50	0	0	5	20	10	5	3	1

		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
LTVs	50-60	0	0	17	25	17	10	3	0
	60-70	0	1	48	61	58	21	10	0
	70-80	0	1	158	362	951	780	348	90
	80-90	0	0	22	50	63	27	17	2
	90-100	0	0	0	15	474	483	240	67
	>100	—	—	—	—	—	—	—	—
	#
Loans with MI
FICOs

		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
	<20	—	—	—	—	—	—	—	—
	20-30	—	—	—	—	—	—	—	—
	30-40	—	—	—	—	—	—	—	—
	40-50	—	—	—	—	—	—	—	—
LTVs	50-60	—	—	—	—	—	—	—	—
	60-70	—	—	—	—	—	—	—	—
	70-80	—	—	—	—	—	—	—	—
	80-90	0	3	54	187	210	122	38	13
	90-100	0	0	0	15	17	11	3	1
	>100	—	—	—	—	—	—	—	—
Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category brokendown between loans with MI and loans without MI as well as the loan count for each breakdown in the matrices below. The sum of the percentages for the with MI and without MI percentages should equal 100%. The sum of the loans in the matrices below should equal the number of loans in the pool. If FICO is not available for loan, default to <450 bucket. If deal does not have MI, provide data for the entire pool in the “Loans without MI” matrix.
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

				Avg. Loan		% of Total			% Owner	%	%
Product Type	WA IO Term	Number of Loans	Loan Balance	Balance	% of Total IO	Pool	WA FICO	WA LTV	Occupied	Purchase	Investor	WA DTI	% Full Doc

ARM 2/28	24	1622	464,582,576.01	286,425.76	95.20%	46.68%	745	80.00	100.00	100.00	0.00	25.35	0.00
ARM 3/27	36	58	16,244,530.62	280,078.11	3.33%	1.63%	647	80.43	98.46	50.97	1.54	40.44	39.46
Fixed 30 yr	60	26	7,157,970.93	275,306.57	1.47%	0.72%	648	80.18	95.76	44.15	4.24	38.49	46.35

Totals:		1,706	487,985,077.56	286,040.49	100.00%	49.04%	648	80.33	97.80	49.02	2.20	40.10	41.69

Please fill out chart with the appropriate characteristics for each rep line. Please note ‘% of total IO’ should add up to 100%. Columns G, I, J, L, and M refer to % within the specific product type so they should not sum to 100%.

	Initial Periodic Caps

Product Type	1.00%	1.50%	2.00%	2.50%	3.00%	3.50%	4.00%	4.50%	5.00%
ARM 2/28	—	464,582,576.01	—	—	—	—	—	—	—
ARM 3/27	—	16,244,530.62	—	—	—	—	—	—	—
Fixed 30 yr	—	—	—	—	—	—	—	—	—

Totals:	—	480,827,106.63	—	—	—	—	—	—	—

Please fill out with total value dollars for loans in the pool that fall into teach cell of the matrix.
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.